UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2020

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York 10001
(Address of principal executive offices) (Zip Code)

Registrant”s telephone number, including area code: (212) 720-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.        Regulation FD Disclosure.

On March 17, 2020, Foot Locker, Inc. (the “Company”) issued a press release announcing that, due to the rapidly evolving market conditions domestically and internationally in response to the continued spread of COVID-19, the Company is withdrawing the full-year 2020 guidance issued on its fourth-quarter earnings call on February 28, 2020. The Company will provide an updated outlook on its first-quarter 2020 earnings call. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which, in its entirety, is incorporated herein by reference.

The information contained in Item 7.01 and the Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.         Other Events.

On March 17, 2020, the Company announced the temporary closure of all stores across all of its brands in North America, EMEA, and Malaysia from March 17, 2020 through March 31, 2020. The rest of the Company”s locations in the Asia Pacific region, which include Hong Kong, Singapore, Australia, and New Zealand, will remain open subject to direction from local and national governments. Customers can continue to shop online through our websites and mobile apps across all of the Company”s brands and regions.

Item 9.01.        Financial Statements and Exhibits.

(d)                    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 17, 2020, issued by Foot Locker, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: March 17, 2020	By:	/s/ Lauren B. Peters
Name: Lauren B. Peters Title: Executive Vice President and Chief Financial Officer